废旧物资购销合同

甲方：厦门吉祥石狮实业有限公司　　　　（以下简称甲方）

乙方：三明华健生物工程有限公司　　　　（以下简称乙方）

根据福建省烟草专卖局文件闽烟专[2005]30号、[2006]6号规定，厦门吉祥石狮实业有限公司对废弃烟草专卖品集中销毁处理，经双方协商一致，达成如下合同条款：

一、项目、价格、数量及交货地点：

1、项目及价格：

烟土及下脚料：280元/吨

2、数量：甲方在生产经营过程中产生的无使用价值的废弃烟草专卖品出厂前，甲、乙双方现场过磅确认的数量为准。

3、交货地点：厦门卷烟厂

二、经营期限：合同期限为拾年，自合同签订之日起计算。

三、货款结算：

1、数量以甲、乙双方当场验收为准。

2、每月定期结算一次，以转帐形式付款。

四、双方权利和义务：

1、乙方不得拖延货款，否则甲方有权收取乙方的滞纳金。

2、乙方应按甲方要求，在不影响甲方生产情况下及时取货或派员驻厂负责验收、货款结算等事项。

3、乙方按甲方指定地点和时间提货，所有运输过程和费用由乙方负责。

4、乙方提货后应及时按甲方现场管理要求清理现场。

5、乙方的车辆和人员进入厦门卷烟厂厂区工作时应严格遵守烟厂有关规章制度。

6、乙方应当严格遵守福建省烟草专卖局文件闽烟专[2005]30 号、[2006]6 号以及国家相关法律、法规的规定。

7、甲方有关部门和人员应积极配合乙方做好有关工作。

五、本协议壹式肆份，甲乙双方各执贰份。

甲方：厦门吉祥石狮实业有限公司

法定代表人：

开户行：

帐号：

2006 年 6 月 8 日

乙方：

法定代表人：

开户行：

帐号：

2006 年 6 月 8 日